Exhibit 99.1

Barclays Global Financial Services Conference September 13, 2016

Forward-Looking Statements 2 This presentation forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government‑sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; our dependence on the multifamily and commercial real estate sectors for future originations of commercial mortgage loans and other commercial real estate related loans; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third‑party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if its services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this release only.

PennyMac Financial Is a Leading Specialist Mortgage Company 3 Servicing Production Investment Management Best-in-class platform in its ninth year of operations, built organically through disciplined, sustainable growth Highly complementary capabilities across mortgage production, servicing, and investment management Emphasis on developing and successfully deploying technologies to enhance productivity and drive efficiencies throughout the company’s operations Strong commitment to excellence in compliance and governance A balanced mortgage banking business model Earnings Per Share Since IPO Book Value Per Share (1) (1) Represents partial year. PFSI completed its IPO on May 9, 2013 65% $0.82 $1.73 $2.17 $0.89 2013 2014 2015 1H 2016 $8.04 $9.92 $12.40 $13.28 12/31/13 12/31/14 12/31/15 6/30/16

U.S. Housing Outlook Strong Despite Mixed Broader Markets 4 U.S. macroeconomic indicators have been mixed Moderating job growth Consumer spending remains solid Manufacturing is struggling Headwinds from sluggish overseas economies However, housing fundamentals remain solid New and existing home sales near multi-year highs Single family housing starts showing strength Housing fundamentals have outpaced overall economic growth – untapped potential for growth More younger adults seeking homeownership(4) Rent for single-family residences continues to rise in most urban centers Interest rates are expected to remain low, aiding home affordability New and Existing Home Sales (2)(3) (Home Sales in 000’s) (Q/Q % Δ, annualized) Gross Domestic Product(1) (1) Federal Reserve (seasonally adjusted) (2) National Association of Realtors® (3) Census Bureau (4) Fannie Mae Economic Growth Outlook for 2Q16 Period average = 2.0% 5,067 6,044 (3.0) 0.0 3.0 6.0 4,000 4,500 5,000 5,500 6,000 6,500 Existing Home Sales New Home Sales

Low Interest Rates Are Contributing to a Favorable Origination Environment 5 (2) Total U.S. Single Family Mortgage Originations Market volumes for mortgage originations have increased in reaction to lower rates and are expected to remain low for the foreseeable future Purchase-money originations, which are historically less rate-sensitive, are expected to increase >10% versus last year 2016 forecast of $1 trillion would be the largest purchase market since 2007, but similar to the size of the purchase market 15 years ago ($ in billions) (1) Average of estimates as reported by Mortgage Bankers Association, Fannie Mae and Freddie Mac (2) Average of forecasts from the Mortgage Bankers Association (as of 8/18/16), Fannie Mae (as of 8/10/16) and Freddie Mac (as of 8/4/16) (1) $1,697 $1,859 $902 $998 $795 $861 2015 Originations 2016 Forecast Refinance Purchase

PennyMac Is Uniquely Positioned to Capture the Mortgage Market Opportunity 6 2008 2013 1H 2016 Category (1) Inside Mortgage Finance. 2008 rankings reflect the combination of Bank of America and Countrywide; Wells Fargo and Wachovia; and Chase and Washington Mutual. Top 10 Mortgage Originators(1) 1 Bank of America 1 Wells Fargo 1 Wells Fargo Bank 2 Wells Fargo 2 Chase 2 Chase Bank 3 Chase 3 Bank of America 3 Quicken Loans Private 4 Citi 4 Quicken Loans 4 Bank of America Bank 5 Residential Capital 5 U.S. Bank 5 Public 6 SunTrust 6 Citi 6 U.S. Bank Bank 7 U.S. Bank 7 PHH Mortgage 7 Freedom Private 8 PHH Mortgage 8 Flagstar 8 PHH Mortgage Public 9 Taylor, Bean & Whitaker 9 9 loandepot.com Private 10 Flagstar 10 BB&T 10 Caliber Private

PennyMac’s Success Has Been Enabled by Our Differentiated Platform Loan production Enterprise Risk Management Capital markets Loan servicing Corporate functions Centralized mortgage fulfillment division Correspondent counterparty Lead maximization/optimization management Web and mobile loan origination tools Margin management/pricing systems Management-level corporate governance Credit policies Risk reporting & monitoring Quality control Risk assessment & internal audit Underwriting & appraisal IT infrastructure Treasury Application development Legal (corporate, Finance Business development securities, mortgage/regulatory) Valuation and analysis Customer contact Loan boarding Workflow management Default management Vendor mgmt. systems Loss mitigation Loan pricing Interest rate risk Best execution technology Pooling management Product development Securitization Investment analysis Industry-leading platform built organically with unique operating and technology capabilities led by a highly experienced management team Key areas of expertise 7

PennyMac Has Steadily Gained Market Share – With Room to Grow Correspondent Production(1) Market Share Market Share Consumer Direct Production(1) Loan Servicing(1) Market Share 8 (1) Inside Mortgage Finance. Retail market share determined using a total retail channel market of $300 million (Total origination market of $510 million less the correspondent channel market of $159 million and the wholesale channel market of $51 million). Drivers of Market Share Gains Highly scalable correspondent platform and the continued expansion of seller relationships Consumer direct growth reflects investments made to grow loan sales & fulfillment capacity Efficiency gains by our centralized mortgage fulfillment division Effective customer engagement and recapture strategies Servicing portfolio growth from organic production activities, supplemented by bulk MSR acquisitions Growing source of leads for consumer direct 0.10% 0.25% 0.42% 0.50% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2013 2014 2015 2Q16 5.7% 6.6% 7.6% 9.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2013 2014 2015 2Q16 0.79% 1.08% 1.60% 1.71% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2013 2014 2015 2Q16

Highlights of PFSI’s Recent Performance 9 Second quarter pretax income was $84.3 million; diluted earnings per share of common stock of $0.65 Record earnings driven by strong momentum in consumer direct and correspondent production Reflects PFSI’s strong operational execution and ability to capture the current market opportunity Second quarter loan production totaled $16.1 billion in unpaid principal balance (UPB), up 48% from 1Q16 Correspondent production(1) totaled $14.6 billion, up 51% Q/Q Consumer direct production totaled $1.5 billion, up 24% Q/Q 3Q16 to date(2) correspondent production totaled $11.8 billion in UPB and locks were $14.1 billion; consumer direct originations totaled $1.1 billion in UPB and locks were $2.3 billion Servicing portfolio grew to $171.7 billion in UPB, driven by loan production activities Net assets under management were $1.6 billion at June 30, 2016 (1) Correspondent production includes government-insured loans where PFSI earns gain on sale on mortgage loans and conventional loans where PFSI earns a fulfillment fee from PMT rather than income from holding and securitizing the loans (2) July and August 2016

10 PennyMac Is Well Positioned for Continued Success and Growth Substantial opportunity to grow consumer direct origination volumes and earnings contribution National call center-based platform with technology-enabled operations – scalable for large volumes of loan manufacturing while maintaining the highest standard of quality control Large and growing servicing portfolio of over 900,000 customer relationships represents a significant source of future refinance and purchase-money originations Continued correspondent channel growth through targeted initiatives Growing seller relationships with credit unions and smaller banks – can benefit from the risk management capabilities of our platform Recently launched the non-delegated program to drive incremental client relationships and volume Launch of wholesale lending channel in mid-2017 Comprises 10% of the total mortgage origination market and offers the opportunity for PennyMac Financial to expand production at attractive margin levels Continued enhancement of servicing economics through portfolio growth and specialty servicing capabilities Growing portfolio expected to generate a greater volume of recapture opportunities for consumer direct Highly developed modification initiatives in loan servicing that address delinquent loans and improve borrower outcomes while enhancing the economics of servicing Continued opportunity in investment management leveraging our expertise and operational capabilities Unique front-end GSE credit risk transfer opportunity for PMT sourced from its own mortgage production

11 Update on Partnership Between PFSI and PMT PMT and PFSI recently renewed the agreements that govern the arrangements between the two companies This renewal extends the term of the agreements for another four years, through September 2020 Modest changes from the prior agreements, including: Mortgage Banking Services Agreement: Fulfillment fee for correspondent production services generally 35 bps for conventional loans (85 bps for all other loans) Flow Servicing Agreement: Modified certain fees for servicing of distressed whole loans to be contemporary with market We anticipate that at current activity levels, the modest changes will reduce PMT’s expenses paid to PFSI by approximately $2 million per quarter The Related Party Matters Committees of the PMT and PFSI Boards, each comprised solely of independent members, reviewed and approved these agreements